EXHIBIT 10.6.3

ANNEXE 3

Definition des domaines techniques reserves ou commun
Domaine Technique reserve A HELION

Le domaine technique reserve d'HELION concerne tous les elements relatifs aux equipements de la pile soit :
-	les equipements de gestion des gaz (compresseurs...)
-	les equipements necessaires a l'humidification des gaz et de la membrane
-	les equipements de la gestion thermique (refroidissement...)
-	les equipements de controle / Commande
-	les equipements lies a l'installation generale autour du Stack

1.     DOMAINE TECHNIQUE RESERVE A SORAPEC

Le domaine technique reserve de SORAPEC concerne tous les elements relatifs au Stack (" coeur " de pile) soit :
-	la membrane
-	les electrodes
-	les plaques bipolaires
-	les elements mecaniques constitutifs du Stack
-	l'humidificateur dans les cas ou il doit etre integre au Stack

2-     DOMAINE TECHNIQUE COMMUN

Le domaine technique commun pourra etre constitue soit :
-	d'elements ne faisant pas partie du domaine technique reserve de chaque partie,
-

d'elements particuliers de travail en commun sur lesquels les parties se seront mises d'accord pour l'application de la copropriete.(a titre d'exemple , le projet PLABICA-developpement de differents types de plaques bipolaires- pourra faire l'objet d'un travail commun)

ANNEXE 3

DEFINITION OF RESERVED AND COMMON TECHNICAL DOMAINS

TECHNICAL Domain reserveD TO HELION

The technical domain reserved to Helion includes the following auxiliary equipment related to a fuel cell system:

     -       Equipement related to the management of gases (compressors...) ;
    -       Equipement required for the humidification of gases and of the membrane ;
     -       Equipement related to heat management (cooling...) ;
     -       Control systems ;
     -       Other auxiliary equipement related to the operation of the Stack.

TECHNICAL DOMAIN RESERVED TO SORAPEC

The technical domain reserved to Sorapec includes the stack and all the components of the stack, namely :

     -       The membrane
     -       The electrodes
     -       The bipolar plates
     -       All mechanical elements of the stack
     -       The humidifier when the latter is integrated into the stack.

COMMON TECHNICAL DOMAIN

The common technical domain may include :

     -       Elements that are not specifically listed in one of the reserved domains ;
     -       Elements that the Parties may elect to develop jointly and for which they will agree to share ownership of the results (for instance, the PLABICA project, concerning the development of various types of bipolar plates, may be pursued jointly) .